UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

9484 S. Eastern Ave #141 Las Vegas, NV	89123
(Address of principal executive offices)	(Zip code)

702-748-9944

 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

(1)	On March 30, 2016, the Company has coordinated the acquisition and delivery of a Gas Chromatography with a Flame Ionization Detector (GC-FID) analytical system at Oregon Analytical Services.

(2)	The GC-FID is scheduled installation and familiarization on April 4 & 5, 2016.

(3)

The GC-FID will expand the services offered by the Company to include expanded residual solvent testing which is one of the tests mandated by the Oregon Health Authority for all extracted products sold in state licensed dispensaries.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: March 31, 2016	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO